UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund:  BlackRock MuniYield Fund, Inc. (MYD)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Fund,

            Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2020

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended October 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated a commitment to sustain the current economic expansion, and executed a mid-cycle adjustment consisting of three 0.25% rate cuts.

Outside of the favorable rate backdrop, municipal technicals remained supportive with strong demand outpacing modest supply. Broadly, investors favored the tax-exempt income, diversification, quality and value of municipal bonds, given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended October 31, 2019, municipal bond funds experienced net inflows of approximately $70 billion (based on data from the Investment Company Institute), with 2019 on track to be the best year for municipal fund flows on record. For the	S&P Municipal Bond Index
Total Returns as of October 31, 2019
6 months: 3.52%
12 months: 9.07%

same 12-month period, total new issuance was moderate from a historical perspective at $364 billion. Notably, taxable municipal issuance picked up late in 2019, as issuers advance refunded tax-exempt debt using taxable municipal bonds for cost savings, given the inability to do so in the tax-exempt market post-tax reform. However, the market ultimately remained in a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) outstripped gross issuance and provided a technical tailwind.

A Closer Look at Yields

From October 31, 2018 to October 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 132 basis points (“bps”) from 3.38% to 2.06%, while ten-year rates decreased by 124 bps from 2.73% to 1.49% and five-year rates decreased by 115 bps from 2.30% to 1.15% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 36 bps, led by 28 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds underperformed duration matched U.S. Treasuries, most notably in the front and intermediate part of the curve. However, relative valuations remained stretched versus history. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower municipal-to-Treasury ratios are likely sustainable as individuals are focused more on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

Most states and locals are on solid footing as tax receipts are increasing steadily and spending levels are rebounding from post-recession lows. Rising healthcare expenditures and legacy pension costs are plaguing a handful of high-profile credits. Essential service revenue bonds continue to benefit from deleveraging. Several private-public partnerships and off-balance sheet projects have made headlines for cost-overruns that are calling into question their value-add. More caution is warranted in the non-profit sectors, especially less-selective private education credits that are dealing with competitive pressures and are burdened with outsized debt. Merger and acquisition activity remained elevated in the hospital sector, providing opportunities to generate performance. Additionally, high yield remains an important driver of performance. BlackRock maintains the view that municipal bond defaults will remain minimal and the overall market is fundamentally sound. However, we continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of October 31, 2019	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2019 ($14.56)(a)	4.62%
Tax Equivalent Yield(b)	7.80%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of October 31, 2019(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	5.32%	4.67%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

The Fund performed well for the period, with price appreciation augmenting the contribution from income. The Fund’s holdings in longer-dated securities with maturities of 20 years and above generated the strongest returns. Allocations to bonds rated at the lower end of the investment grade spectrum (A and BBB) added value at a time in which lower-quality bonds outperformed. At the sector level, the Fund’s positions in tax-backed, transportation and tobacco issues made the largest contributions to performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Fund’s results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$14.56	$14.15	2.90%	$15.14	$14.15
Net Asset Value	14.89	14.56	2.27	15.14	14.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	04/30/19
Transportation	27%	26%
Utilities	18	13
Health	14	17
County/City/Special District/School District	12	12
State	9	9
Tobacco	9	8
Education	6	6
Corporate	4	7
Housing	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	11%
2020	11
2021	11
2022	9
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	5%	3%
AA/Aa	34	37
A	22	24
BBB/Baa	17	17
BB/Ba	6	3
B	4	4
CC	1	1
N/R(b)	11	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of October 31, 2019 (continued)	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2019 ($14.77)(a)	4.31%
Tax Equivalent Yield(b)	7.28%
Current Monthly Distribution per Common Share(c)	$0.0530
Current Annualized Distribution per Common Share(c)	$0.6360
Leverage as of October 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	7.91%	5.34%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

The Fund performed well for the period, with price appreciation augmenting the contribution from income. The Fund’s use of leverage aided results by amplifying the effect of both income and rising bond prices.

The positive market conditions contributed to robust, steady inflows into the municipal bond market and prompted investors to reach for yield. In this environment, the Fund benefited from its allocations to the long end of the yield curve, lower-rated issues, and low-coupon structures. At the sector level, the Fund’s positions in transportation and health care issues — both of which benefited from investors’ search for yield — made the largest contributions to Fund performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Fund’s results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$14.77	$13.99	5.58%	$15.37	$13.99
Net Asset Value	16.15	15.67	3.06	16.46	15.67

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	04/30/19
Transportation	31%	29%
County/City/Special District/School District	17	20
Health	14	15
State	13	12
Utilities	12	10
Housing	6	6
Education	4	3
Tobacco	3	3
Corporate	—	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	1%
2020	4
2021	11
2022	7
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	4%	4%
AA/Aa	49	50
A	29	28
BBB/Baa	11	12
BB/Ba	1	2
N/R(b)	6	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of October 31, 2019 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2019 ($12.82)(a)	4.12%
Tax Equivalent Yield(b)	6.96%
Current Monthly Distribution per Common Share(c)	$0.0440
Current Annualized Distribution per Common Share(c)	$0.5280
Leverage as of October 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the six months ended October 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	6.81%	5.18%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	6.79	5.04

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

The Fund performed well for the period, with price appreciation augmenting the contribution from income. The Fund’s use of leverage aided results by amplifying the effect of both income and rising bond prices.

The positive market conditions contributed to robust, steady inflows into the municipal bond market and prompted investors to reach for yield. In this environment, the Fund benefited from its allocations to the long end of the yield curve, lower-rated issues, and low-coupon structures. At the sector level, the Fund’s positions in transportation and health care issues — both of which benefited from investors’ search for yield — made the largest contributions to performance.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as price rose, this strategy detracted from the Fund’s results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/19	04/30/19	Change	High	Low
Market Price	$12.82	$12.26	4.57%	$13.20	$12.24
Net Asset Value	14.18	13.77	2.98	14.45	13.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	10/31/19	04/30/19
Transportation	31%	28%
County/City/Special District/School District	17	17
Health	16	18
Utilities	13	12
State	10	10
Housing	6	5
Education	4	5
Tobacco	3	2
Corporate	—	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	1%
2020	4
2021	10
2022	8
2023	9

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	10/31/19	04/30/19
AAA/Aaa	4%	5%
AA/Aa	46	48
A	28	27
BBB/Baa	11	11
BB/Ba	1	2
N/R(b)	10	7

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2019 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1%, and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Schedule of Investments (unaudited) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 122.1%

Alabama — 2.0%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,665	$1,879,485
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,616,039
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,728,684

		14,224,208

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	220	220,266

Arizona — 2.9%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	3,575	3,794,576
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	9,523,019
5.00%, 12/01/37	5,000	6,706,000

		20,023,595

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	5,230	5,537,367

California — 6.2%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	4,455	6,820,961
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	6,465	6,714,872
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,560	2,889,523
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	305	341,960
5.25%, 08/15/49	770	855,262
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,650	1,758,900
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	1,100	1,236,719
5.00%, 12/01/46	955	1,067,260
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 05/01/43	3,285	3,287,562
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	471,311
6.25%, 10/01/40	335	388,979
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/47	4,525	4,657,809
5.25%, 06/01/47	1,140	1,179,889
State of California, GO:
(AMBAC), 5.00%, 04/01/31	10	10,030
Various Purposes, 6.00%, 03/01/33	5,085	5,165,953
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,811,291
Sub-Series I-1, 6.38%, 11/01/19(b)	2,385	2,385,000
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 06/01/25	520	520,577
5.00%, 06/01/37	1,775	1,775,763

		43,339,621

Security	Par (000)	Value

Colorado — 1.2%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	$2,635	$3,378,702
Colorado Health Facilities Authority, RB, Commonspirit Health, Series A, 4.00%, 08/01/49	3,090	3,304,230
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	645	695,200
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 08/01/47	1,250	1,302,513

		8,680,645

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	2,773,186

Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,400,819
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,430	2,770,856
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,511,086

		13,682,761

District of Columbia — 6.1%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	910	1,094,475
Georgetown University Issue, 5.00%, 04/01/42	745	881,179
The Catholic University of America Issue, 5.00%, 10/01/48	4,875	5,745,431
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	4,440	4,672,345
Metropolitan Washington Airports Authority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	4,240	4,529,634
Metropolitan Washington Airports Authority, Refunding RB, CAB, 2nd Senior Lien, Series B (AGC)(c):
0.00%, 10/01/31	8,350	6,084,228
0.00%, 10/01/32	15,000	10,500,300
Dulles Toll Road, 0.00%, 10/01/33	13,410	9,002,133

		42,509,725

Florida — 4.7%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/19(b)	6,900	6,921,045
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	4,825	5,410,996
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	3,176,499
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	7,530	7,817,269
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	6,150	6,842,675
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,255	2,590,805

		32,759,289

Georgia — 3.5%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	6,660	7,223,969
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,075	1,265,931
DeKalb Georgia Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/19(b)	1,700	1,702,091
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Mortgage Bonds, Series A, 3.60%, 12/01/44	3,030	3,135,110

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	$1,040	$1,347,237
5.00%, 05/15/36	1,040	1,356,389
5.00%, 05/15/37	1,145	1,502,870
5.00%, 05/15/38	630	828,059
5.00%, 05/15/49	2,100	2,830,632
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 4.00%, 01/01/49	3,290	3,472,759

		24,665,047

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	2,760	2,832,836

Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 08/01/32	10,000	10,034,000

Illinois — 15.3%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	460	525,417
Project, 5.25%, 12/01/35	3,095	3,413,878
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/25	1,735	1,971,307
Dedicated Revenues, Series D, 5.00%, 12/01/31	1,000	1,148,660
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,305	1,411,893
Dedicated Revenues, Series G, 5.00%, 12/01/34	455	521,316
5.00%, 12/01/25	1,365	1,550,913
Chicago Board of Education, GO:
5.00%, 12/01/46	1,125	1,283,805
5.00%, 12/01/46	2,915	3,115,144
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/21(b)	3,390	3,559,703
5.63%, 01/01/35	810	847,487
Series A, 5.75%, 01/01/21(b)	2,940	3,091,381
Series A, 5.75%, 01/01/39	560	585,788
Series C, 6.50%, 01/01/21(b)	11,920	12,636,511
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,268,407
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,756,856
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	425	474,993
5.00%, 02/15/50	210	234,331
Illinois Finance Authority, Refunding RB(b):
Ascension Health, Series A, 5.00%, 11/15/21	1,970	2,108,255
Central Dupage Health, Series B, 5.50%, 11/01/19	3,235	3,235,000
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/47(c)	27,225	10,286,966
Series B (AGM), 0.00%, 06/15/43(c)	10,925	4,825,135
Series B (AGM), 5.00%, 06/15/50	12,435	12,696,011
Series B-2, 5.00%, 06/15/50	5,085	5,136,460
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	2,730	2,910,153
6.00%, 06/01/21	2,335	2,506,669
State of Illinois, GO, Series B:
5.50%, 07/01/38	4,000	4,359,520
5.00%, 02/01/39	3,195	3,406,956
State of Illinois, GO, Refunding:
5.00%, 10/01/28	1,000	1,151,670
5.00%, 10/01/29	1,865	2,144,302

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Series A, 5.00%, 04/01/38	$2,510	$2,655,329
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,815	6,646,429
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	2,045	2,269,909

		106,736,554

Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,635	1,896,060
7.00%, 01/01/44	3,950	4,490,795
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,112,022
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	910	986,950
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	3,015	3,259,004
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	840	915,146
Sisters of St. Francis Health Services, 5.25%, 11/01/19(b)	1,690	1,690,000
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,839,393

		23,189,370

Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,720	6,184,921
Midwestern Disaster Area, 5.25%, 12/01/25	940	1,007,859
Midwestern Disaster Area, 5.88%, 12/01/26(a)	835	870,596
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	305	311,704
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	2,695	2,698,369

		11,073,449

Kansas — 0.6%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.75%, 11/15/19(b)
	4,380	4,386,129

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	2,055	2,313,129
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,625	3,056,287
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,485	2,693,442

		8,062,858

Louisiana — 1.9%
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 01/01/41	1,260	1,267,295
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project(f):
2.10%, 06/01/37	950	954,617
2.20%, 06/01/37	1,000	1,004,520
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	2,055	2,101,340
5.25%, 05/15/31	1,750	1,831,725
5.25%, 05/15/32	2,240	2,407,485
5.25%, 05/15/33	2,430	2,610,015
5.25%, 05/15/35	1,025	1,127,418

		13,304,415

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland — 0.6%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	$1,289	$1,290,882
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 09/01/25	1,545	1,582,173
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	880	1,047,464

		3,920,519

Massachusetts — 0.6%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 07/01/29	3,250	4,318,763

Michigan — 3.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,995	9,808,688
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	1,545	1,579,793
5.50%, 05/15/36	1,250	1,277,550
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,830	1,976,803
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19(b)	6,085	6,092,911
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	2,105	2,567,405
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,255	2,652,872

		25,956,022

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,160	2,385,720
5.25%, 02/15/53	4,315	5,123,631

		7,509,351

Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	556,721
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,470	6,459,851
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	510	550,958

		7,567,530

Nebraska — 0.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.25%, 09/01/37	1,670	1,820,016
5.00%, 09/01/42	925	1,002,996

		2,823,012

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	3,205	3,309,483
Series C, AMT, 4.88%, 11/01/42	1,665	1,723,092

		5,032,575

New Jersey — 12.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	3,490	3,772,306
5.25%, 11/01/44	3,180	3,432,556
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	2,250	2,278,890

Security	Par (000)	Value

New Jersey (continued)
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 5.25%, 09/15/29	$975	$1,063,627
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,400	2,834,040
Series EEE, 5.00%, 06/15/48	7,780	8,856,985
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	3,040	3,476,149
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 07/01/22(b)	1,150	1,265,586
Series A, 5.00%, 01/01/43	685	742,170
Series E, 5.00%, 01/01/45	5,425	6,216,399
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(c)	7,395	4,393,296
Series BB, 4.00%, 06/15/50	3,150	3,273,858
Series BB, 5.00%, 06/15/50	6,745	7,681,948
Transportation Program, Series AA, 5.00%, 06/15/44	1,360	1,477,014
Transportation Program, Series AA, 5.00%, 06/15/44	2,515	2,702,242
Transportation System, Series A, 5.50%, 06/15/41	3,630	3,798,904
Transportation System, Series B, 5.25%, 06/15/36	4,990	5,228,173
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 06/01/46	5,120	5,951,539
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	14,860	16,417,328

		84,863,010

New York — 8.2%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,235	4,546,273
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	3,700	3,756,314
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	440	478,097
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,070	4,071,791
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,684,358
5.25%, 11/15/39	1,765	2,020,996
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	4,910	4,915,843
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 01/15/20(b)	2,480	2,505,519
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	8,145	8,953,961
3 World Trade Center Project, Class 2, 5.15%, 11/15/34(a)	705	779,279
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	1,760	1,978,152
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,525	1,701,473
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,740,474
6.00%, 12/01/42	1,485	1,546,850
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	3,750	4,559,550
State of New York Thruway Authority, Refunding RB, Series B, 4.00%, 01/01/50	6,065	6,717,897

		56,956,827

North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,171,988

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage:
Aldersgate, 6.25%, 07/01/35	$2,970	$3,295,364
Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	1,210	1,314,617

		5,781,969

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	2,000	2,361,320

Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	9,385	9,455,481
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,160	4,378,233
County of Franklin Ohio, RB:
Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,380	1,510,714
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	987,706
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	1,545	1,706,298
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,685	1,871,513

		19,909,945

Oklahoma — 1.8%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,320	4,764,960
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	2,460	2,931,262
Oklahoma Turnpike Authority, RB, 2nd Series C, 4.00%, 01/01/42	4,115	4,589,048

		12,285,270

Pennsylvania — 3.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,495,070
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,325	1,434,829
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
4.00%, 09/01/49	1,185	1,274,788
5.00%, 09/01/43	2,610	3,084,159
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,765	1,996,603
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	3,814,969
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	3,376,952
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,622,122

		23,099,492

Puerto Rico — 5.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,430	1,452,308
5.63%, 05/15/43	1,430	1,452,337
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	5,165	5,412,507
5.13%, 07/01/37	1,470	1,543,720

Security	Par (000)	Value

Puerto Rico (continued)
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	$1,530	$1,545,790
6.00%, 07/01/44	2,770	2,798,448
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	3,304	3,407,679
Series A-1, 5.00%, 07/01/58	13,357	13,978,902
Series A-2, 4.78%, 07/01/58	6,236	6,418,278

		38,009,969

Rhode Island — 2.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	637,099
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	8,215	8,561,755
5.00%, 06/01/50	9,875	10,519,837

		19,718,691

South Carolina — 5.3%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	6,455	7,526,207
State of South Carolina Ports Authority, ARB:
5.25%, 07/01/20(b)	6,000	6,159,900
AMT, 5.25%, 07/01/25(b)	465	560,009
AMT, 5.25%, 07/01/55	2,225	2,570,365
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	9,166,374
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	5,000	5,706,450
Series E, 5.25%, 12/01/55	4,550	5,278,592

		36,967,897

Tennessee — 1.1%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	2,855	3,205,051
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	330	355,430
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,440	1,671,797
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	2,025	2,455,920

		7,688,198

Texas — 10.2%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	4,365	4,613,718
Sub-Lien, 5.00%, 01/01/33	725	790,112
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 07/15/30	3,600	4,043,124
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	2,200	2,454,870
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,981,314
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	1,525	1,748,168
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(b)	485	570,636
6.38%, 01/01/33	460	510,076

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	$9,585	$11,430,783
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	4,110	2,051,630
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,202,784
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,260	6,341,719
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,226,620
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	6,304,790
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	2,435	2,863,779
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	14,555	16,315,864

		71,449,987

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/47	1,920	2,235,072
5.00%, 07/01/48	1,845	2,174,978

		4,410,050

Virginia — 1.1%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,270	3,569,794
6.00%, 01/01/37	3,900	4,317,105

		7,886,899

Washington — 1.7%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	3,120	3,642,132
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,565	1,761,768
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,745	5,318,860
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	715	770,098

		11,492,858

Wisconsin — 0.7%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	4,975,765

Total Municipal Bonds — 122.1% (Cost — $781,121,444)		853,021,240

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 6.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(i)	6,496	7,227,785
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	19,080	19,080,000
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	11,973	12,203,459
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,494	7,742,501

		46,253,745

Security	Par (000)	Value

Colorado — 2.0%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(i)	$4,775	$5,757,468
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	8,429,491

		14,186,959

District of Columbia — 1.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	10,265	11,059,815

Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/20(b)	11,448	11,843,399

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	6	6,305
4.00%, 02/15/41	2,994	3,259,538

		3,265,843

Massachusetts — 1.4%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,333	4,674,685
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	4,913,461

		9,588,146

New York — 9.0%
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(i):
5.75%, 02/15/21(b)	2,018	2,131,470
5.75%, 02/15/47	1,242	1,311,216
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	23,402,355
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(i)	13,081	14,182,369
Port Authority of New York & New Jersey, Refunding ARB, Series194th, 5.25%, 10/15/55	5,400	6,421,626
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,980	15,757,697

		63,206,733

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	5,290	6,196,865

Pennsylvania — 0.8%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,863,652

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/43	3,272	3,419,824

Texas — 4.3%
City of San Antonio Texas Electric and Gas Systems, RB, Junior Lien, 5.00%, 02/01/43	5,060	5,569,895
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,374,436
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,335	4,510,611

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	$5,700	$5,987,109
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,243	6,809,716

		30,251,767

Virginia — 0.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,173,725

Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,950	6,409,090

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.1% (Cost — $206,174,521)		217,719,563

Total Long-Term Investments — 153.2% (Cost — $987,295,965)		1,070,740,803

Total Investments — 153.2% (Cost — $987,295,965)		1,070,740,803

Other Assets Less Liabilities — 0.9%		5,905,588

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.2)%		(126,900,189)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.9)%		(251,056,233)

Net Assets Applicable to Common Shares — 100.0%		$698,689,969

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between November 15, 2019 to June 1, 2026, is $16,965,907. See Note 4 of the Notes to Financial Statements for details.

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	5,922,549	(5,922,549)	—	$—	$158,629	$(1,755)	$582

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	61	12/19/19	$7,948	$30,157
Long U.S. Treasury Bond	179	12/19/19	28,886	257,943
5-Year U.S. Treasury Note	25	12/31/19	2,980	11,304

				$299,404

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$299,404	$—	$299,404

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(4,754,012)	$—	$(4,754,012)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$531,213	$—	$531,213

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$45,894,863

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,070,740,803	$—	$1,070,740,803

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$299,404	$—	$—	$299,404

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(126,343,870)	$—	$(126,343,870)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(377,743,870)	$—	$(377,743,870)

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 113.0%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/34	$1,145	$1,356,275

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,496,376

Arizona — 1.0%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	740	768,742
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	835	866,981
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	640	658,899
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	875	873,267
County of Maricopa Arizona IDA, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/36	880	1,070,054
County of Pima IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/49(a)	710	749,355

		4,987,298

California — 15.8%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	1,500	1,556,475
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,686,223
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	2,000	2,169,140
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	1,325	1,408,210
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34	5,000	6,097,650
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	565	670,875
Series A, 5.00%, 03/01/37	620	735,221
Series A-1, 5.75%, 03/01/34	1,150	1,212,399
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	900	958,896
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	2,015	2,055,300
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(c)	5,000	3,889,250
Grossmont-Cuyamaca Community College District, GO, Refunding, CAB, Election of 2002, Series C (AGC), 0.00%, 08/01/30(c)	10,030	7,878,264
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(d)	4,125	4,964,726
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(d)	1,945	1,911,254
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(c)	5,000	3,317,600
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/37(c)	4,005	2,492,592
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 6.38%, 08/01/34	10,000	12,437,200

Security	Par (000)	Value

California (continued)
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	$2,200	$1,374,384
CAB, Series G, 0.00%, 07/01/34	900	477,801
CAB, Series G, 0.00%, 07/01/35	950	474,525
CAB, Series G, 0.00%, 07/01/36	1,430	672,043
CAB, Series G, 0.00%, 07/01/37	950	420,337
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,725	1,349,847
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/21	900	961,569
5.00%, 08/01/21	760	811,992
State of California, GO, 5.50%, 04/01/28	5	5,017
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,300	2,443,635
5.00%, 10/01/41	1,300	1,386,060
State of California, GO, 5.00%, 04/01/42	1,500	1,621,395
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/36(c)	15,000	9,900,900

		78,340,780

Colorado — 1.6%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,725	1,872,315
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	1,485	1,585,772
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A-2, 3.25%, 08/01/49	1,000	945,730
Denver Health & Hospital Authority, Refunding RB, Series A:
4.00%, 12/01/39	420	463,567
4.00%, 12/01/40	315	346,714
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,885	1,929,128
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	600,744

		7,743,970

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	520	556,644
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	1,060	1,161,855
Series A-1, 3.80%, 11/15/39	640	682,842
Sub-Series B-1, 4.00%, 05/15/45	965	1,020,825
State of Connecticut, GO, Series C, 5.00%, 06/15/32	840	1,031,243
State of Connecticut Health & Educational Facility Authority, RB, Mary Wade Home Issue, Series A-1, 5.00%, 10/01/54(a)	355	385,527

		4,838,936

Florida — 11.0%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	2,175	2,414,946
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	1,250	1,251,800
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,374,528
5.38%, 10/01/32	1,700	1,812,268

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	$2,755	$3,188,857
Series B, AMT, 6.00%, 10/01/30	870	1,005,537
Series B, AMT, 6.25%, 10/01/38	560	647,970
Series B, AMT, 6.00%, 10/01/42	895	1,031,720
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	655	752,864
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	260	295,230
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	3,550	3,914,940
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,600	4,120,056
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 4.00%, 10/01/49(e)	4,185	4,635,306
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	765	841,974
5.00%, 08/01/47	2,225	2,439,423
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	680	718,984
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	45	48,237
5.00%, 10/01/31	2,780	2,970,541
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	2,390	2,865,969
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	1,635	1,752,099
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	1,395	1,474,334
5.38%, 10/01/29	1,900	2,038,035
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	4,785	5,611,992
Sub-Series A, 5.00%, 10/01/52	2,050	2,393,293
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,620	1,829,790
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,840	3,218,885

		54,649,578

Georgia — 1.6%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	680	800,775
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,730	1,843,228
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 3.20%, 12/01/44	1,225	1,239,859
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	935	1,090,668
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	725	776,584
5.00%, 01/01/56	985	1,137,645
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	190	215,907
5.00%, 04/01/44	855	960,430

		8,065,096

Security	Par (000)	Value

Illinois — 11.9%
Chicago Board of Education, GO, Refunding, Series A:
CAB, 0.00%, 12/01/25(c)	$340	$286,491
5.00%, 12/01/29	900	1,067,058
5.00%, 12/01/30	1,080	1,275,977
City of Chicago Illinois, Refunding ARB, Senior Lien, Series B, 5.00%, 01/01/41	3,800	4,408,456
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Passenger Facility Charge, Series B, AMT, 5.00%, 01/01/31	2,500	2,672,475
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	1,475	1,643,622
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	4,615	4,852,626
3rd Lien, Series A, 5.75%, 01/01/39	885	925,754
Senior Lien, Series D, 5.25%, 01/01/42	3,985	4,767,295
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	4,090	4,501,577
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	804,629
Sales Tax Receipts, 5.25%, 12/01/36	840	896,969
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	280	297,130
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	850	911,285
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	1,690	1,784,116
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	470	521,653
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	1,100	1,196,404
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,875	2,045,813
Metropolitan Pier & Exposition Authority, RB (NPFGC)(c):
0.00%, 06/15/30(f)	800	630,744
0.00%, 06/15/30	14,205	10,503,603
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(c)	4,625	1,945,368
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	900	966,168
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	3,200	4,276,160
State of Illinois, GO:
5.25%, 02/01/33	1,140	1,237,516
5.50%, 07/01/33	1,100	1,203,433
5.25%, 02/01/34	1,140	1,235,395
5.50%, 07/01/38	1,840	2,005,379

		58,863,096

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,493,898
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	690	748,346
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	1,190	1,296,101

		3,538,345

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	170	173,805
5.70%, 12/01/27	170	173,808

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Iowa (continued)
5.80%, 12/01/29	$120	$122,690
5.85%, 12/01/30	155	158,478

		628,781

Louisiana — 2.3%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,260	2,538,567
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	330	400,333
5.00%, 12/01/35	440	532,761
5.00%, 12/01/36	395	477,330
5.00%, 12/01/37	495	597,544
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	4,015	4,483,591
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	1,900	2,189,294

		11,219,420

Maine — 0.5%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38	1,305	1,436,518
M/F Housing, Series E, 4.25%, 11/15/43	975	1,065,109
S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	265	272,060

		2,773,687

Maryland — 1.1%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A(a):
3.50%, 06/01/39	650	637,533
3.63%, 06/01/46	355	346,430
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,580	1,715,422
Maryland Health & Higher Educational Facilities Authority, RB, Medstar Health Issue, Series A, 5.00%, 05/15/42	2,170	2,564,311

		5,263,696

Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,855	3,254,557
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	4,450	5,001,622
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	75	78,211
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	1,090	1,139,148
Series C, 5.00%, 12/01/30	810	826,111
Series C, 5.35%, 12/01/42	415	420,038
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,720	1,919,503
Sub-Series B, 4.00%, 02/15/43	1,025	1,094,095

		13,733,285

Michigan — 5.3%
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	1,000	1,056,560
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	2,500	2,657,300
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	840	917,616
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,600	1,717,568
Trinity Health Credit Group, 5.00%, 12/01/21(b)	25	26,928
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	4,055	4,473,800

Security	Par (000)	Value

Michigan (continued)
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	$595	$606,400
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	865	1,055,015
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	2,235	2,638,686
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,470	1,645,371
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,288,536
Series I-A, 5.38%, 10/15/41	1,000	1,070,290
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,559,976
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	2,010	2,192,548
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	584,433

		26,491,027

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	1,000	1,089,830

Nevada — 0.3%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 07/01/42	1,500	1,508,115

New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	2,200	2,330,262

New Jersey — 9.2%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,220	1,371,829
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	935	1,047,901
Series WW, 5.25%, 06/15/33	215	243,225
Series WW, 5.00%, 06/15/34	280	312,192
Series WW, 5.00%, 06/15/36	1,280	1,422,784
Series WW, 5.25%, 06/15/40	490	552,509
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	470	501,410
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	330	354,776
Series 1, 5.75%, 12/01/27	160	172,733
Series 1, 5.75%, 12/01/28	175	188,871
Series 1, 5.88%, 12/01/33	1,980	2,142,202
Series B, 3.25%, 12/01/39	3,290	3,357,280
Sub-Series C, 3.63%, 12/01/49	1,000	1,017,850
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,282,648
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	2,035	2,257,100
Transportation Program, Series AA, 5.00%, 06/15/38	2,440	2,668,896
Transportation System, CAB, Series A, 0.00%, 12/15/29(c)	7,530	5,647,425
Transportation System, Series A, 5.50%, 06/15/41	1,605	1,679,681
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	2,000	2,430,000
Transportation System, Series AA, 5.50%, 06/15/39	3,565	3,946,027

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Transportation System, Series B, 5.50%, 06/15/31	$2,750	$2,901,497
Transportation System, Series B, 5.00%, 06/15/42	725	752,478
Transportation System, Series D, 5.00%, 06/15/32	875	973,158
Tobacco Settlement Financing Corp. New Jersey, Refunding RB:
Series A, 5.00%, 06/01/34	1,260	1,516,952
Series A, 5.00%, 06/01/36	1,855	2,218,394
Series A, 4.00%, 06/01/37	1,150	1,251,545
Sub-Series B, 5.00%, 06/01/46	3,105	3,430,404

		45,641,767

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/49(e)	270	297,000
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	500	575,420

		872,420

New York — 3.2%
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,550	1,722,685
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	6,102,636
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	651,648
5.75%, 02/15/47	385	404,446
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,855	3,185,381
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	850	970,777
Consolidated,186th Series, 5.00%, 10/15/44	1,690	1,916,190
Series 207, 4.00%, 09/15/43	630	692,118
State of New York HFA, RB, M/F Housing, Green Bond, Series B (SONYMA), 3.88%, 11/01/48	230	240,881

		15,886,762

Ohio — 1.6%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.75%, 06/01/34	3,550	3,549,858
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	635	697,725
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	725	802,561
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	445	472,813
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	950	1,065,786
5.25%, 02/15/33	1,325	1,484,808

		8,073,551

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	760	838,280

Oregon — 0.4%
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(d)	605	703,083
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	1,360	694,212

Security	Par (000)	Value

Oregon (continued)
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	$575	$615,871

		2,013,166

Pennsylvania — 11.5%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	2,210	2,573,567
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,445	1,609,831
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	1,310	1,409,259
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,420	1,606,332
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	3,420	3,945,039
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	11,890	13,529,869
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	1,305	1,426,587
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,575	5,203,834
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	1,210	1,298,136
Series 128B, 3.85%, 04/01/38	2,680	2,883,492
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	982,860
Series A-1, 5.00%, 12/01/41	1,125	1,317,161
Series B, 5.00%, 12/01/40	440	512,670
Series C, 5.50%, 12/01/23(b)	760	891,267
Series C, 5.00%, 12/01/39	1,500	1,714,185
Sub-Series A-1, 5.00%, 12/01/41	2,725	3,132,415
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(b)	6,700	7,008,803
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	775	814,851
Pennsylvania Turnpike Commission, Refunding RB:
Motor License Fund Enhancement, Third Series, 4.00%, 12/01/38	2,845	3,135,076
Series A-1, 5.00%, 12/01/40	1,040	1,201,658
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	425	496,098
State Public School Building Authority, RB, The School District of Philadelphia Project, 5.00%, 04/01/22(b)	500	545,345

		57,238,335

Puerto Rico — 3.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,946	2,007,066
Series A-1, 5.00%, 07/01/58	3,319	3,473,533
Series A-2, 4.33%, 07/01/40	8,769	8,884,926
Series A-2, 4.78%, 07/01/58	776	798,683
Series B-1, 4.75%, 07/01/53	649	668,833
Series B-2, 4.78%, 07/01/58	629	645,536

		16,478,577

Rhode Island — 1.7%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	640	752,281
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	7,180	7,483,068

		8,235,349

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 6.9%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	$1,500	$1,688,400
5.50%, 07/01/41	2,725	3,057,368
South Carolina Jobs EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	3,090	3,677,038
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(b)	320	349,267
Prisma Health Obligated Group, 5.00%, 05/01/38	3,395	4,045,211
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	1,970	2,295,641
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	3,160	3,805,651
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	9,985	11,313,504
Series E, 5.50%, 12/01/53	985	1,111,632
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,173,133

		34,516,845

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,690	1,835,661

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	1,130	1,201,879
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,700	1,961,987

		3,163,866

Texas — 9.6%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	1,895	2,109,836
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	2,330	2,529,355
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	760	840,796
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	2,870	1,469,756
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,249,842
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	4,340	5,065,344
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	9,070,096
5.00%, 11/01/42	1,500	1,587,315
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,513,415
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	4,665	2,172,677
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,675	1,857,072
1st Tier-Series A, 5.00%, 01/01/43	570	681,920
Series B, 5.00%, 01/01/40	1,375	1,511,469
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	3,180	1,593,307
0.00%, 09/15/36	6,015	2,845,275
0.00%, 09/15/37	4,305	1,909,483

Security	Par (000)	Value

Texas (continued)
Texas Department of Housing & Community Affairs, RB, Series A (Ginnie Mae), S/F Housing:
Mortgage, 4.25%, 09/01/43	$535	$577,393
3.75%, 09/01/49	1,170	1,241,089
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,600	1,741,968
5.00%, 12/15/32	3,620	3,936,316
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,745	1,955,098

		47,458,822

Utah — 0.8%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	610	719,098
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,700	1,997,313
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/49(a)	285	299,572
Utah Housing Corp., RB, S/F Housing, Class III, Series D-2 (FHA), 4.00%, 01/01/36	840	903,160

		3,919,143

Virginia — 0.2%
Virginia Small Business Financing Authority, RB, 95 Express Lanes LLC Project, AMT, 5.00%, 07/01/49	1,020	1,082,087

Washington — 3.2%
County of Snohomish Housing Authority, Refunding RB, 4.00%, 04/01/44	655	702,160
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,690	3,140,172
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,380	1,553,507
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	4,000	4,329,000
Providence Health & Services, 4.00%, 10/01/45	965	1,032,656
Series A, 5.00%, 04/01/20(b)	1,525	1,548,561
Series A, 5.25%, 04/01/20(b)	850	864,025
Seattle Childrens Hospital, Series A, 5.00%, 10/01/45	1,785	2,019,531
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	760	826,333

		16,015,945

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,255	1,350,041

Wisconsin — 1.4%
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/54(a)(e)	455	487,346
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,850	1,852,146
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	2,930	3,160,152
4.45%, 05/01/57	1,575	1,694,779

		7,194,423

Total Municipal Bonds — 113.0% (Cost — $503,406,070)		560,732,893

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

Arizona — 0.5%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	$2,310	$2,537,026

California — 1.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(h)	5,282	5,824,162
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(h)	2,158	2,673,955

		8,498,117

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(h)	3,194	3,850,530

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,209,920

District of Columbia — 0.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(h)	1,320	1,323,768
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,411	1,520,534

		2,844,302

Florida — 6.2%
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	3,136	3,389,256
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	2,390	2,589,421
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	12,729	13,167,813
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,147,034
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	3,228	3,543,798

		30,837,322

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	2,771	2,877,995

Illinois — 3.1%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	2,850	2,855,546
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,878	3,155,170
Series A, 5.00%, 01/01/40	3,721	4,272,968
Series B, 5.00%, 01/01/40	1,409	1,627,559
Series C, 5.00%, 01/01/38	3,243	3,699,058

		15,610,301

Kansas — 1.6%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	6,444	7,833,267

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	2,085	2,254,677

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,485	1,758,045
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	3,845	4,545,704

		6,303,749

Security	Par (000)	Value

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	$2,022	$2,292,766

Michigan — 3.7%
Michigan Finance Authority, RB, Series A:
Beaumont Health Credit Group, 5.00%, 11/01/44	2,701	3,082,280
Mclaren Health Care, 4.00%, 02/15/50	3,975	4,343,562
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	9,075	9,666,327
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,379,868

		18,472,037

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	3,320	3,509,910

Nevada — 2.2%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	4,202	5,103,648
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	4,720	5,548,124

		10,651,772

New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,120	1,329,933
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	3,193	3,576,384
Series G, 4.00%, 01/01/43	2,957	3,275,450
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,581	2,703,767

		10,885,534

New York — 10.1%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,990	3,265,289
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(h)	2,280	2,375,806
City of New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(h)	4,228	5,098,364
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	7,641	8,602,942
2nd General Resolution, Series FF, 5.00%, 06/15/39	4,050	4,742,874
Series DD, 5.00%, 06/15/35	2,280	2,633,195
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,461,645
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,057	2,450,393
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,524,744
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,737,890

		49,893,142

Ohio — 1.6%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(h)	3,210	3,435,824
4.00%, 11/15/43	4,007	4,449,974

		7,885,798

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 2.0%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(h)	$4,273	$4,794,708
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,220	1,412,174
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	2,096	2,156,335
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,678	1,784,797

		10,148,014

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,960	2,110,195

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	2,850	3,085,438

Texas — 4.7%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	2,010	2,104,932
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,679	2,028,901
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	970,440
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	4,720	5,552,514
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(h)	4,501	4,766,014
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	2,985	3,265,739
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	2,564	2,692,702
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	1,114	1,179,493
3.75%, 09/01/49	790	836,949

		23,397,684

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	3,079	3,835,012

Washington — 1.7%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,725,482

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$3,930	$4,929,006

		8,654,488

Wisconsin — 0.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	640	696,333

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.6% (Cost — $227,203,820)		241,175,329

Total Long-Term Investments — 161.6% (Cost — $730,609,890)		801,908,222

	Shares

Short-Term Securities — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.04%(i)(j)	3,987,502	3,987,900

Total Short-Term Securities — 0.8% (Cost — $3,987,900)		3,987,900

Total Investments — 162.4% (Cost — $734,597,790)		805,896,122

Other Assets Less Liabilities — 0.7%		3,161,506

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.5)%		(136,559,775)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.6)%		(176,379,500)

Net Assets Applicable to Common Shares — 100.0%		$496,118,353

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	When-issued security.
(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between, May 1, 2021 to December 1, 2030, is $25,191,017. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	487,772	3,499,730	3,987,502	$3,987,900	$10,237	$698	$—

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	95	12/19/19	$12,378	$8,000
Long U.S. Treasury Bond	149	12/19/19	24,045	33,848
5-Year U.S. Treasury Note	39	12/31/19	4,649	3,863

				$45,711

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$45,711	$—	$45,711

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(3,881,782)	$—	$(3,881,782)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$348,184	$—	$348,184

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$40,019,598

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$801,908,222	$—	$801,908,222
Short-Term Securities	3,987,900	—	—	3,987,900

	$3,987,900	$801,908,222	$—	$805,896,122

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$45,711	$—	$—	$45,711

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(136,008,048)	$—	$(136,008,048)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(312,608,048)	$—	$(312,608,048)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 114.0%

Alabama — 0.7%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 5.00%, 03/01/45	$915	$1,054,071
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/34	240	284,285
5.00%, 12/01/47	655	758,581

		2,096,937

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	908,514

Arizona — 1.4%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	480	498,643
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	545	565,873
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	420	432,403
Odyssey Preparatory Academy Project, 5.00%, 07/01/54	545	568,528
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/32	1,000	1,115,160
County of Maricopa Arizona IDA, Refunding RB, HonorHealth, Series A, 5.00%, 09/01/36	575	699,183
County of Pima Arizona IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/52(a)	470	494,576

		4,374,366

California — 8.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 08/15/20(b)	1,000	1,037,650
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,730,110
St. Joseph Health System, Series A, 5.00%, 07/01/37	945	1,060,422
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,290	1,399,095
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	865	919,322
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	845,492
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	365	433,397
Series A, 5.00%, 03/01/37	400	474,336
Series A-1, 5.75%, 03/01/34	700	737,982
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	575	612,628
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,315	1,341,300
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(c)	5,000	4,913,250
San Diego California Community College District, GO, CAB, Election of 2006(d):
0.00%, 08/01/31	1,855	1,121,273
0.00%, 08/01/32	2,320	1,313,051

Security	Par (000)	Value

California (continued)
San Diego California Unified School District, GO, Election of 2008(d):
CAB, Series C, 0.00%, 07/01/38	$1,400	$874,608
CAB, Series G, 0.00%, 07/01/34	580	307,916
CAB, Series G, 0.00%, 07/01/35	615	307,193
CAB, Series G, 0.00%, 07/01/36	920	432,363
CAB, Series G, 0.00%, 07/01/37	615	272,113
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(d)	1,110	868,597
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/21	600	641,046
5.00%, 08/01/21	490	523,521
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,621,395
Yosemite Community College District, GO, CAB, Election of 2004, Series D(d):
0.00%, 08/01/36	2,000	1,320,120
0.00%, 08/01/37	2,790	1,775,696

		26,883,876

Colorado — 3.3%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,165	1,264,491
Colorado Health Facilities Authority, RB, Series A:
Adventist Health System/Sunbelt Obligated Group, 4.00%, 11/15/46	945	1,009,128
Commonspirit Health, 4.00%, 08/01/49	1,065	1,138,836
Denver Health & Hospital Authority, Refunding RB, Series A:
4.00%, 12/01/39	275	303,526
4.00%, 12/01/40	205	225,639
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 09/01/32(d)	5,500	2,764,465
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/31	1,000	1,023,410
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,781,225

		10,510,720

Connecticut — 1.1%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	370	396,074
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	685	750,822
Series A-1, 3.80%, 11/15/39	415	442,780
Sub-Series B-1, 4.00%, 05/15/45	1,290	1,364,626
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	669,080

		3,623,382

Florida — 10.6%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,420	1,576,654
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, 6.00%, 11/15/37	550	550,792
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	885,926
5.38%, 10/01/32	1,100	1,172,644
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	1,780	2,060,315
Series B, AMT, 6.00%, 10/01/30	570	658,800
Series B, AMT, 6.25%, 10/01/38	360	416,552
Series B, AMT, 6.00%, 10/01/42	580	668,601

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	$425	$488,499
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	160	181,680
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	1,730	1,907,844
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,635	3,015,652
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 4.00%, 10/01/49(e)	2,725	3,018,210
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	495	544,807
5.00%, 08/01/47	1,435	1,573,291
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	440	465,225
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	30	32,158
5.00%, 10/01/31	1,870	1,998,170
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	1,560	1,870,674
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,574,360
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/37	660	782,852
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	2,170	2,545,041
Sub-Series A, 5.00%, 10/01/52	1,330	1,552,722
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/33	1,040	1,174,680
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	1,840	2,085,475

		33,801,624

Georgia — 1.7%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	440	518,148
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,110	1,182,649
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 3.20%, 12/01/44	810	819,825
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/43	615	717,391
4.00%, 04/01/48(f)	235	254,705
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	470	503,441
5.00%, 01/01/56	645	744,956
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	120	136,362
5.00%, 04/01/44	550	617,821

		5,495,298

Hawaii — 0.4%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,311,161

Security	Par (000)	Value

Illinois — 10.1%
Chicago Board of Education, GO, Refunding, Series A:
CAB, 0.00%, 12/01/25(d)	$225	$189,590
5.00%, 12/01/29	590	699,516
5.00%, 12/01/30	705	832,929
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	505	562,732
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	1,680	1,766,503
3rd Lien, Series A, 5.75%, 01/01/39	320	334,736
Senior Lien, Series D, 5.25%, 01/01/42	2,585	3,092,461
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	3,235	3,560,538
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	549,927
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	400	428,840
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/19(b)	2,070	2,070,000
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	665	702,034
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	305	338,520
Illinois Housing Development Authority, RB, S/F Housing, 4.13%, 10/01/38	1,220	1,331,142
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,867,904
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36(d)	10,000	5,677,400
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(d)	2,980	1,253,448
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	575	617,274
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	2,000	2,672,600
State of Illinois, GO:
5.25%, 02/01/33	735	797,872
5.50%, 07/01/33	710	776,761
5.25%, 02/01/34	735	796,505
5.50%, 07/01/38	390	425,053

		32,344,285

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,067,070
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	445	482,629
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	770	838,653

		2,388,352

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	100	102,238
5.70%, 12/01/27	105	107,352
5.80%, 12/01/29	70	71,569
5.85%, 12/01/30	75	76,683

		357,842

Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,942,941
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	2,400	2,765,424

		5,708,365

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine — 0.3%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.25%, 11/15/43	$630	$688,225
S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	175	179,662

		867,887

Maryland — 0.5%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.63%, 06/01/46(a)	655	639,188
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,030	1,118,282

		1,757,470

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	1,855	2,114,607
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	815	916,027
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	57,355
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	700	731,563
Series C, 5.00%, 12/01/30	1,365	1,392,150
Series C, 5.35%, 12/01/42	265	268,217
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,110	1,238,749
Sub-Series B, 4.00%, 02/15/43	670	715,165

		7,433,833

Michigan — 6.0%
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	1,600	1,690,496
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,700	1,806,964
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	545	595,358
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,050	1,127,154
Trinity Health Credit Group, 5.00%, 12/01/21(b)	15	16,157
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	2,630	2,901,627
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	390	397,472
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	570	695,212
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,465	1,729,608
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	720	805,896
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	642,174
Series II-A, 5.38%, 10/15/36	1,000	1,073,780
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,029,029
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.15%, 10/01/53	1,680	1,789,066
S/F Housing, Series C, 4.13%, 12/01/38	1,305	1,423,520
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	382,129

		19,105,642

Nebraska — 0.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	2,650	2,888,050

Security	Par (000)	Value

Nevada — 0.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	$1,000	$1,005,410
(AGM), 5.25%, 07/01/39	1,700	1,709,809

		2,715,219

New Jersey — 9.9%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	790	888,315
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	610	683,658
Series WW, 5.25%, 06/15/33	135	152,723
Series WW, 5.00%, 06/15/34	180	200,695
Series WW, 5.00%, 06/15/36	800	889,240
Series WW, 5.25%, 06/15/40	320	360,822
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	314,715
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	215	231,142
Series 1, 5.50%, 12/01/26	150	161,225
Series 1, 5.75%, 12/01/28	80	86,341
Series B, 3.25%, 12/01/39	2,150	2,193,967
Sub-Series C, 3.63%, 12/01/49	645	656,513
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	879,530
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,315	1,458,519
Transportation Program, Series AA, 5.00%, 06/15/38	1,180	1,290,696
Transportation System, CAB, Series A, 0.00%, 12/15/29(d)	225	168,748
Transportation System, Series A, 5.50%, 06/15/41	4,265	4,463,450
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	1,400	1,701,000
Transportation System, Series AA, 5.50%, 06/15/39	4,650	5,146,992
Transportation System, Series B, 5.00%, 06/15/42	3,680	3,819,472
Transportation System, Series D, 5.00%, 06/15/32	525	583,895
Tobacco Settlement Financing Corp. New Jersey, Refunding RB:
Series A, 5.00%, 06/01/34	820	987,223
Series A, 5.00%, 06/01/36	1,220	1,458,998
Series A, 4.00%, 06/01/37	745	810,783
Sub-Series B, 5.00%, 06/01/46	2,005	2,215,124

		31,803,786

New Mexico — 0.2%
City of Santa Fe, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/39(e)	170	190,516
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	325	374,023

		564,539

New York — 5.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 12/15/21(b)	1,250	1,359,775
City of New York New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,000	1,111,410
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,432,210
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	375	397,346
5.75%, 02/15/47	235	246,870

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	$5,000	$5,502,350
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	4,950	5,522,814
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	555	633,860
Consolidated,186th Series, 5.00%, 10/15/44	1,110	1,258,562
Series 207, 4.00%, 09/15/43	410	450,426

		18,915,623

Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 06/01/47	2,570	2,589,301
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	405	445,006
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	460	509,211
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	290	308,125
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	610	684,347
5.25%, 02/15/33	850	952,518

		5,488,508

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	545,985

Oregon — 0.4%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(c)	390	451,308
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(d)	875	446,644
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	375	401,655

		1,299,607

Pennsylvania — 11.8%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT:
5.00%, 07/01/35	670	797,816
5.00%, 07/01/47	765	890,850
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	2,110	2,267,849
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	935	1,041,655
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	840	903,647
Pennsylvania Economic Development Financing Authority, RB:
UPMC, Series B, 4.00%, 03/15/40	3,000	3,243,000
AMT, 5.00%, 06/30/42	3,300	3,733,026
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	2,220	2,560,814
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,155	1,314,298
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	912,797

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	$3,175	$3,611,404
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	790	847,544
Series 128B, 3.85%, 04/01/38	1,760	1,893,637
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	628,573
Series A-1, 5.00%, 12/01/41	730	854,691
Series B, 5.00%, 12/01/40	285	332,071
Series C, 5.50%, 12/01/23(b)	490	574,633
Series C, 5.00%, 12/01/39	2,900	3,314,091
Sub-Series A-1, 5.00%, 12/01/41	1,755	2,017,390
Subordinate, Special Motor License Fund, 5.50%, 12/01/20(b)	2,245	2,348,472
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	500	525,710
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licensed Fund Enhancement, Third Series, 4.00%, 12/01/38	1,835	2,022,096
Series A-1, 5.00%, 12/01/40	680	785,699
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	270	315,168

		37,736,931

Puerto Rico — 3.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.75%, 07/01/53	1,271	1,310,884
Series A-1, 5.00%, 07/01/58	2,218	2,321,270
Series A-2, 4.78%, 07/01/58	5,913	6,085,837
Series B-1, 4.75%, 07/01/53	424	436,958
Series B-2, 4.78%, 07/01/58	411	421,805

		10,576,754

Rhode Island — 1.2%
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	487,808
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	945	984,888
5.00%, 06/01/50	2,340	2,492,802

		3,965,498

South Carolina — 6.1%
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,525,879
South Carolina Jobs EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	2,010	2,391,860
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(b)	100	109,146
Prisma Health Obligated Group, 5.00%, 05/01/38	2,220	2,645,174
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	470	550,196
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	2,040	2,456,813
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	3,935	4,458,552
Series E, 5.50%, 12/01/53	2,820	3,182,539
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,048,619

		19,368,778

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,085	1,178,516

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	$750	$797,708
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,110	1,281,062

		2,078,770

Texas — 15.3%
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/42	1,240	1,380,579
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	605	656,764
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	500	553,155
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(d)	1,850	947,403
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,680	2,055,211
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	852,165
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,909,494
Series D, 5.00%, 11/01/42	1,140	1,206,359
Series H, 5.00%, 11/01/32	2,715	2,893,131
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	988,003
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(d)	3,020	1,406,535
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 09/01/31(b)(c)	10,000	13,742,100
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,090	1,208,483
1st Tier-Series A, 5.00%, 01/01/43	790	945,117
Series B, 5.00%, 01/01/40	530	582,603
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(d):
0.00%, 09/15/35	1,150	576,196
0.00%, 09/15/36	3,875	1,832,991
0.00%, 09/15/37	17,775	7,884,101
Texas Department of Housing & Community Affairs, RB, Series A (Ginnie Mae), S/F Housing:
Mortgage, 4.25%, 09/01/43	350	377,734
3.75%, 09/01/49	770	816,785
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,030	1,121,392
5.00%, 12/15/32	3,445	3,746,024
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,271,654

		48,953,979

Utah — 0.6%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	395	465,646
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,095	1,286,505
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/39(a)	185	197,080

		1,949,231

Security	Par (000)	Value

Virginia — 0.2%
Virginia Small Business Financing Authority, RB, 95 Express Lanes LLC Project, AMT, 5.00%, 07/01/49	$670	$710,783

Washington — 3.0%
County of Snohomish Housing Authority, Refunding RB, 4.00%, 04/01/44	430	460,960
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,730	2,019,515
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	900	1,013,157
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	3,000	3,246,750
Providence Health & Services, 4.00%, 10/01/45	630	674,169
Providence Health & Services, Series A, 5.00%, 04/01/20(b)	1,000	1,015,450
Providence Health & Services, Series A, 5.25%, 04/01/20(b)	550	559,075
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	495	538,204

		9,527,280

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	870	935,885

Wisconsin — 1.5%
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/39(a)(e)	295	322,125
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,201,392
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	1,920	2,070,816
4.45%, 05/01/57	1,030	1,108,332

		4,702,665

Total Municipal Bonds — 114.0% (Cost — $330,467,936)		364,875,941

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 1.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(h)	3,391	3,739,377
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(h)	1,391	1,723,672

		5,463,049

Colorado — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(h)	2,084	2,512,787
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 02/01/21(b)	3,000	3,138,270

		5,651,057

Connecticut — 0.4%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,438,202

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

District of Columbia — 0.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30(h)	$855	$857,440
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	920	991,236

		1,848,676

Florida — 8.4%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	3,169,084
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	2,056	2,221,665
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	2,100	2,148,111
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,540	1,668,498
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	6,901	7,139,004
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,431,356
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	2,117	2,324,072
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,340	2,737,964

		26,839,754

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,821	1,890,957

Illinois — 5.0%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	490	490,234
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,557,599
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	1,859	2,037,714
Series B, 5.00%, 01/01/40	930	1,073,496

		16,159,043

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	1,350	1,459,863

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	848	933,932

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	939	1,112,233
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	2,478	2,929,848

		4,042,081

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,498,243

Michigan — 3.3%
Michigan Finance Authority, RB, Series A:
Beaumont Health Credit Group, 5.00%, 11/01/44	1,750	1,997,774
Mclaren Health Care, 4.00%, 02/15/50	2,550	2,786,436
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/39	4,685	4,990,274
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	888,729

		10,663,213

Security	Par (000)	Value

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	$2,185	$2,310,093

Nevada — 2.2%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,716	3,299,144
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,080	3,620,386

		6,919,530

New Jersey — 2.2%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	720	854,957
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,054	2,300,303
Series G, 4.00%, 01/01/43	1,906	2,111,585
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,580	1,655,795

		6,922,640

New York — 7.7%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,940	2,118,616
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(h)	1,500	1,563,030
City of New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(h)	2,714	3,272,354
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	4,920	5,540,114
2nd General Resolution, Series FF, 5.00%, 06/15/39	2,595	3,038,953
Series DD, 5.00%, 06/15/35	1,470	1,697,718
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,541,445
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,338	1,593,945
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,427,201

		24,793,376

Ohio — 1.5%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(h)	1,875	2,006,906
4.00%, 11/15/43	2,581	2,866,650

		4,873,556

Pennsylvania — 1.1%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	926,016
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,362	1,401,618
Philadelphia Authority for Industrial Development, RB, Childrens Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,094	1,163,305

		3,490,939

Rhode Island — 0.4%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,300	1,399,619

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	$1,770	$1,916,220

Texas — 3.6%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43	1,305	1,366,635
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,094	1,322,409
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,080	3,623,250
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(h)	1,996	2,112,933
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing And Expansion Project, 4.00%, 09/15/42	1,649	1,732,148
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	805	852,646
3.75%, 09/01/49	441	467,467

		11,477,488

Utah — 1.7%
County of Utah, RB, IHC Health Services, Inc., Series B, 4.00%, 05/15/47	5,135	5,436,268

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,962	2,443,880

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,399,649
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	3,217,023

		5,616,672

Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	1,920	2,088,998

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.3% (Cost — $147,472,851)		157,577,349

Total Long-Term Investments — 163.3% (Cost — $477,940,787)		522,453,290

Shares		Value

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.04%(i)(j)	1,916,036	$1,916,227

Total Short-Term Securities — 0.6% (Cost — $1,916,227)		1,916,227

Total Investments — 163.9% (Cost — $479,857,014)		524,369,517

Other Assets Less Liabilities — 0.6%		2,077,855

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.1)%		(90,031,401)

VMTP Shares at Liquidation Value — (36.4)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$319,915,971

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2021 to December 1, 2030, is $13,582,898. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the six months ended October 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 04/30/19	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	746,789	1,169,247	1,916,036	$1,916,227	$8,266	$456	$22

(a)	Includes net capital gain distributions, if applicable.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	44	12/19/19	$5,733	$3,720
Long U.S. Treasury Bond	99	12/19/19	15,976	13,486
5-Year U.S. Treasury Note	30	12/31/19	3,576	8,399

				$25,605

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contract(a)	$—	$—	$—	$—	$25,605	$—	$25,605

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended October 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,490,234)	$—	$(2,490,234)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$207,584	$—	$207,584

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$25,290,961

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$522,453,290	$—	$522,453,290
Short-Term Securities	1,916,227	—	—	1,916,227

	$1,916,227	$522,453,290	$—	$524,369,517

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$25,605	$—	$—	$25,605

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) October 31, 2019	BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(89,662,750)	$—	$(89,662,750)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(206,162,750)	$—	$(206,162,750)

See notes to financial statements.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

October 31, 2019 (unaudited)

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$1,070,740,803	$801,908,222	$522,453,290
Investments at value — affiliated(b)	—	3,987,900	1,916,227
Cash pledged for futures contracts	398,850	365,650	235,550
Receivables:
Investments sold	23,803	1,396,831	705,367
Dividends — affiliated	7,684	3,269	1,782
Interest — unaffiliated	15,367,253	9,399,418	6,139,583
Prepaid expenses	19,787	18,645	18,124

Total assets	1,086,558,180	817,079,935	531,469,923

ACCRUED LIABILITIES
Bank overdraft	5,950,000	—	—
Payables:
Investments purchased	—	5,380,582	3,504,579
Income dividend distributions — Common Shares	2,627,503	1,627,749	992,552
Interest expense and fees	556,319	551,727	368,651
Investment advisory fees	455,996	342,429	222,974
Directors’ and Officer’s fees	392,711	277,340	3,030
Other accrued expenses	226,713	152,709	144,868
Variation margin on futures contracts	258,866	241,498	154,548

Total accrued liabilities	10,468,108	8,574,034	5,391,202

OTHER LIABILITIES
TOB Trust Certificates	126,343,870	136,008,048	89,662,750
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	251,056,233	176,379,500	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	116,500,000

Total other liabilities	377,400,103	312,387,548	206,162,750

Total liabilities	387,868,211	320,961,582	211,553,952

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$698,689,969	$496,118,353	$319,915,971

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$626,540,288	$430,574,223	$279,476,656
Accumulated earnings	72,149,681	65,544,130	40,439,315

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$698,689,969	$496,118,353	$319,915,971

Net asset value per Common share	$14.89	$16.15	$14.18

(a) Investments at cost — unaffiliated	$987,295,965	$730,609,890	$477,940,787
(b) Investments at cost — affiliated	$—	$3,987,900	$1,916,227
(c) Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
(d) Preferred Shares authorized	16,234	11,766	7,565
(e) Par value per Common Shares	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,919,695	30,712,248	22,558,009
(g) Common Shares authorized	199,983,766	199,988,234	199,992,435

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations

Six Months Ended October 31, 2019 (unaudited)

	MYD	MQY	MQT

INVESTMENT INCOME
Interest — unaffiliated	$23,059,833	$15,815,659	$10,211,778
Dividends — affiliated	158,629	10,237	8,266

Total investment income	23,218,462	15,825,896	10,220,044

EXPENSES
Investment advisory	2,715,472	2,018,443	1,318,376
Accounting services	70,903	57,835	44,025
Professional	70,493	60,275	47,448
Directors and Officer	41,785	29,785	12,276
Transfer agent	27,454	22,207	15,408
Rating agency	23,254	23,242	23,232
Liquidity fees	12,908	9,067	—
Remarketing fees on Preferred Shares	12,673	8,903	—
Registration	8,684	5,717	4,545
Custodian	8,129	7,895	3,082
Printing	6,740	5,404	5,298
Miscellaneous	15,535	16,309	14,573

Total expenses excluding interest expense, fees and amortization of offering costs	3,014,030	2,265,082	1,488,263
Interest expense, fees and amortization of offering costs(a)	4,343,681	3,483,692	2,386,604

Total expenses	7,357,711	5,748,774	3,874,867
Less fees waived and/or reimbursed by the Manager	(11,376)	(723)	(585)

Total expenses after fees waived and/or reimbursed	7,346,335	5,748,051	3,874,282

Net investment income	15,872,127	10,077,845	6,345,762

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	928,539	411,322	299,715
Investments — affiliated	(1,755)	698	456
Futures contracts	(4,754,012)	(3,881,782)	(2,490,234)

	(3,827,228)	(3,469,762)	(2,190,063)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	18,890,753	17,901,046	11,077,432
Investments — affiliated	582	—	22
Futures contracts	531,213	348,184	207,584

	19,422,548	18,249,230	11,285,038

Net realized and unrealized gain	15,595,320	14,779,468	9,094,975

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$31,467,447	$24,857,313	$15,440,737

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MYD
	Six Months Ended 10/31/19 (unaudited)		Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,872,127		$34,206,699
Net realized loss	(3,827,228)		(945,052)
Net change in unrealized appreciation (depreciation)	19,422,548		9,390,154

Net increase in net assets applicable to Common Shareholders resulting from operations	31,467,447		42,651,801

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(16,039,953	)(b)	(33,896,411)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	430,322		—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	15,857,816		8,755,390
Beginning of period	682,832,153		674,076,763

End of period	$698,689,969		$682,832,153

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets  (continued)

	MQY
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,077,845	$21,247,583
Net realized loss	(3,469,762)	(2,263,416)
Net change in unrealized appreciation (depreciation)	18,249,230	16,645,334

Net increase in net assets applicable to Common Shareholders resulting from operations	24,857,313	35,629,501

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(9,950,768)	(21,751,581)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	14,906,545	13,877,920
Beginning of period	481,211,808	467,333,888

End of period	$496,118,353	$481,211,808

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MQT
	Six Months Ended 10/31/19 (unaudited)	Year Ended 04/30/19

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,345,762	$13,470,302
Net realized loss	(2,190,063)	(1,515,175)
Net change in unrealized appreciation (depreciation)	11,285,038	10,310,268

Net increase in net assets applicable to Common Shareholders resulting from operations	15,440,737	22,265,395

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(6,135,778)	(13,351,341)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase in net assets applicable to Common Shareholders	9,304,959	8,914,054
Beginning of period	310,611,012	301,696,958

End of period	$319,915,971	$310,611,012

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Cash Flows

Six Months Ended October 31, 2019 (unaudited)

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$31,467,447	$24,857,313	$15,440,737
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	84,804,298	79,371,591	51,366,783
Purchases of long-term investments	(84,309,243)	(74,894,728)	(47,912,303)
Net proceeds from sales (purchases) of short-term securities	5,921,968	(3,499,381)	(1,168,885)
Amortization of premium and accretion of discount on investments and other fees	617,881	150,349	200,580
Net realized gain on investments	(926,784)	(412,020)	(300,171)
Net unrealized appreciation on investments	(18,891,335)	(17,901,046)	(11,077,454)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	3,993	(1,084)	1,047
Interest — unaffiliated	1,037,312	(62,899)	144,807
Prepaid expenses	10,472	6,118	3,820

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	(121,043)	(84,557)	(55,643)
Investment advisory fees	17,248	19,557	11,964
Directors’ and Officer’s fees	23,956	16,923	474
Other accrued expenses	(54,106)	(88,005)	(51,186)
Variation margin on futures contracts	88,257	76,247	49,732

Net cash provided by operating activities	19,690,321	7,554,378	6,654,302

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(15,748,688)	(10,042,905)	(6,226,010)
Repayments of TOB Trust Certificates	(10,581,026)	(9,761,757)	(8,328,153)
Repayments of Loan for TOB Trust Certificates	—	(112,642)	(72,748)
Proceeds from TOB Trust Certificates	—	11,571,347	7,474,283
Proceeds from Loan for TOB Trust Certificates	—	112,642	72,748
Increase in bank overdraft	5,950,000	—	—
Amortization of deferred offering costs	7,995	5,077	—

Net cash used for financing activities	(20,371,719)	(8,228,238)	(7,079,880)

CASH
Net decrease in restricted and unrestricted cash	(681,398)	(673,860)	(425,578)
Restricted and unrestricted cash at beginning of period	1,080,248	1,039,510	661,128

Restricted and unrestricted cash at end of period	$398,850	$365,650	$235,550

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,456,729	$3,563,172	$2,442,247

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$430,322	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged for futures contracts	$398,850	$365,650	$235,550

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$207,398	$196,860	$125,578
Cash pledged for futures contracts	872,850	842,650	535,550

	$1,080,248	$1,039,510	$661,128

See notes to financial statements.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Six Months Ended 10/31/19 (Unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.56		$14.38	$14.71	$15.61	$15.29	$14.71

Net investment income(a)	0.34		0.73	0.79	0.84	0.90	0.91
Net realized and unrealized gain (loss)	0.33		0.17	(0.30)	(0.87)	0.35	0.62

Net increase (decrease) from investment operations	0.67		0.90	0.49	(0.03)	1.25	1.53

Distributions to Common Shareholders from net investment income(b)	(0.34	)(c)	(0.72)	(0.82)	(0.87)	(0.93)	(0.95)

Net asset value, end of period	$14.89		$14.56	$14.38	$14.71	$15.61	$15.29

Market price, end of period	$14.56		$14.15	$13.12	$14.75	$15.73	$14.91

Total Return Applicable to Common Shareholders(d)
Based on net asset value	4.67	%(e)	6.80%	3.47%	(0.16)%	8.81%	10.91%

Based on market price	5.32	%(e)	13.76%	(5.85)%	(0.65)%	12.36%	12.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.10	(f)(g)	2.27%	2.00%	1.75%	1.39%	1.37%

Total expenses after fees waived and/or reimbursed	2.10	(f)(g)	2.27%	2.00%	1.75%	1.39%	1.36%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)(i)	0.86	(f)(g)	0.88%	0.89%	0.89%	0.88%	0.89%

Net investment income to Common Shareholders	4.53	(f)(g)	5.10%	5.33%	5.52%	5.91%	5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$698,690		$682,832	$674,077	$687,869	$728,621	$713,237

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$377,920		$371,612	$368,129	$373,615	$389,825	$383,706

Borrowings outstanding, end of period (000)	$126,344		$136,925	$167,150	$168,316	$173,776	$163,621

Portfolio turnover rate	8%		17%	9%	10%	9%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015
Expense ratios	0.85%	0.88%	0.88%	0.89%	0.88%	0.88%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY
	Six Months Ended 10/31/19 (Unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.67		$15.22	$15.56	$16.47	$16.12	$15.73

Net investment income(a)	0.33		0.69	0.77	0.85	0.90	0.92
Net realized and unrealized gain (loss)	0.47		0.47	(0.29)	(0.89)	0.40	0.43

Net increase (decrease) from investment operations	0.80		1.16	0.48	(0.04)	1.30	1.35

Distributions to Common Shareholders(b)
From net investment income	(0.32)		(0.69)	(0.82)	(0.87)	(0.95)	(0.96)
From net realized gain	—		(0.02)	—	—	—	—

Total distributions	(0.32)		(0.71)	(0.82)	(0.87)	(0.95)	(0.96)

Net asset value, end of period	$16.15		$15.67	$15.22	$15.56	$16.47	$16.12

Market price, end of period	$14.77		$13.99	$13.83	$15.14	$16.56	$15.52

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.34	%(d)	8.42%	3.28%	(0.12)%	8.61%	9.09%

Based on market price	7.91	%(d)	6.53%	(3.55)%	(3.34)%	13.35%	11.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.31	%(e)	2.48%	2.05%	1.74%	1.47%	1.46%

Total expenses after fees waived and/or reimbursed	2.31	%(e)	2.48%	2.05%	1.74%	1.47%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)(g)	0.91	%(e)	0.93%	0.91%	0.89%	1.09%	1.25%

Net investment income to Common Shareholders	4.06	%(e)	4.55%	4.91%	5.28%	5.62%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$496,118		$481,212	$467,334	$477,758	$505,367	$494,475

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$380,928		$372,487	$364,628	$370,531	$386,165	$379,997

Borrowings outstanding, end of period (000)	$136,008		$134,198	$139,144	$119,144	$112,111	$114,962

Portfolio turnover rate	10%		21%	20%	13%	10%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended October 31, 2019 (Unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015
Expense ratios	0.90%	0.93%	0.91%	0.89%	0.92%	0.89%

See notes to financial statements.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT
	Six Months Ended 10/31/19 (Unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.77		$13.37	$13.69	$14.45	$14.18	$13.78

Net investment income(a)	0.28		0.60	0.66	0.73	0.79	0.80
Net realized and unrealized gain (loss)	0.40		0.39	(0.29)	(0.74)	0.30	0.45

Net increase (decrease) from investment operations	0.68		0.99	0.37	(0.01)	1.09	1.25

Distributions to Common Shareholders from net investment income(b)	(0.27)		(0.59)	(0.69)	(0.75)	(0.82)	(0.85)

Net asset value, end of period	$14.18		$13.77	$13.37	$13.69	$14.45	$14.18

Market price, end of period	$12.82		$12.26	$11.98	$12.94	$14.33	$13.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.18	%(d)	8.21%	3.01%	0.12%	8.48%	9.70%

Based on market price	6.81	%(d)	7.52%	(2.35)%	(4.57)%	13.42%	10.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.42	%(e)	2.59%	2.10%	1.79%	1.48%	1.47%

Total expenses after fees waived and/or reimbursed	2.42	%(e)	2.58%	2.10%	1.79%	1.48%	1.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	0.93	%(e)	0.95%	0.92%	0.90%	0.91%	0.92%

Net investment income to Common Shareholders	3.96	%(e)	4.47%	4.75%	5.13%	5.60%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$319,916		$310,611	$301,697	$308,707	$326,072	$319,848

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$374,606		$366,619	$358,967	$364,984	$379,890	$374,548

Borrowings outstanding, end of period (000)	$89,663		$90,517	$87,513	$72,634	$75,273	$78,851

Portfolio turnover rate	10%		22%	21%	13%	10%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Funds (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2019. The adjusted cost basis of securities at April 30, 2019 are as follows:

MYD	$993,382,888
MQY	732,135,624
MQT	479,774,057

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$996,989	$281,885	$93,598	$1,372,472
MQY	1,009,592	282,688	94,356	1,386,636
MQT	684,759	193,053	63,315	941,127

For the six months ended October 31, 2019, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$217,719,563	$126,343,870	1.10% — 1.30%	$131,800,077	2.07%
MQY	241,175,329	136,008,048	1.12 — 1.32	132,195,377	2.09
MQT	157,577,349	89,662,750	1.12 — 1.44	89,247,246	2.10

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at October 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at October 31, 2019.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended October 31, 2019, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MQY	$—	—%	$612	0.71%
MQT	—	—	395	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2019, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$11,376	$723	$585

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Fund’s Independent Directors. For the six months ended October 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended October 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$84,309,243	$79,469,536	$50,886,631
Sales	84,783,101	80,768,422	52,072,150

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2019, the Funds had non-expiring capital loss carry forwards available to offset future realized capital gains as follows:

MYD	MQT
$7,915,483	$1,746,813

As of October 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$860,197,089	$598,845,149	$390,982,837

Gross unrealized appreciation	$88,616,808	$71,750,946	$44,720,092
Gross unrealized depreciation	(4,117,560)	(662,310)	(970,557)

Net unrealized appreciation	$84,499,248	$71,088,636	$43,749,535

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, the Funds have invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the period shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

MYD
For the Six Months Ended October 31, 2019	28,844
Year Ended April 30, 2019	—

For the six months ended October 31, 2019 and the year ended April 30, 2019, shares issued and outstanding remained constant for MQY and MQT.

On November 15, 2018, the Board of Directors authorized the Funds to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended October 31, 2019, the Funds did not repurchase any shares.

On September 5, 2019, the Funds announced a continuation of their Repurchase Program. Commencing on December 1, 2019, each Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY
Expiration Date	04/15/20	04/15/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following assigned ratings:

	Moody’s Long-Term Rating	Fitch Long-Term Rating
MYD	Aa1	AAA
MQY	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of Period Ended October 31, 2019
MYD	04/17/14	04/15/20
MQY	10/22/15	04/15/20

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2019 the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	2.34%	2.35%

VMTP Shares

MQT (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MQT	12/16/2011	1,165	$116,500,000	7/2/2020	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems its VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2019, the average annualized dividend rate for the VMTP Shares was 2.46%.

For the six months ended October 31, 2019, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$2,963,214	$7,995
MQY	2,091,979	5,077
MQT	1,445,477	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share			Preferred Shares (d)
	Paid (a)	Declared (b)	Declared (c)	Shares	Series	Declared
MYD	$0.056000	$0.056000	$0.000231	VRDP	W-7	$422,628
MQY	0.053000	0.053000	0.001509	VRDP	W-7	302,376
MQT	0.044000	0.044000	—	VMTP	W-7	201,542

(a)	Net investment income dividend paid on December 2, 2019 to Common Shareholders of record on November 15, 2019.
(b)	Net investment income dividend declared on December 6, 2019 payable to Common Shareholders of record on December 16, 2019.
(c)	Net investment income special dividend declared amounts per share on December 6, 2019, payable to Common Shareholders of record on December 16, 2019.
(d)	Dividends declared for period November 1, 2019 to November 30, 2019.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”), and BlackRock MuniYield Fund II, Inc. (“MQT” and together with MYD and MQY, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (the “Advisory Agreements” or the “Agreements”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of each Board

On the date of the June Meeting, each Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, each Board considers the continuation of the Agreements on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While each Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, each Board’s consideration entails a year-long deliberative process whereby each Board and its committees assess BlackRock’s services to each Fund. In particular, each Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, each Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from each Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by each Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, each Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	55

Disclosure of Investment Advisory Agreement  (continued)

At the June Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with each Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist each Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. Each Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, each Board focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, MYD ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYD, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MQY ranked second of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQY, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MQY’s underperformance during the applicable periods.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that for the one-, three- and five-year periods reported, MQT ranked second out of two funds, first out of two funds, and first out of two funds, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MQT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MQT’s underperformance during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds each Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by each Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MQT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. Each Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	57

Disclosure of Investment Advisory Agreement  (continued)

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Henry Gabbay, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

VRDP Remarketing Agents

BofA Securities, Inc.(a)

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MYD and MQY.

DIRECTOR AND OFFICER INFORMATION	59

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	43,695,048	1,379,724	43,598,475	1,476,297	43,685,514	1,389,258
MQY	26,521,824	2,297,025	26,979,268	1,839,581	27,164,176	1,654,673
MQT	19,098,194	2,642,127	19,615,920	2,124,402	19,776,246	1,964,076

	Robert Fairbairn		Henry Gabbay		R. Glenn Hubbard
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	43,716,428	1,358,344	43,653,903	1,420,869	43,619,054	1,455,718
MQY	27,112,090	1,706,759	27,058,741	1,760,108	27,014,816	1,804,033
MQT	19,695,072	2,045,249	19,699,912	2,040,410	19,614,259	2,126,063

	Catherine A. Lynch		John M. Perlowski		Karen P. Robards
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	43,709,161	1,365,611	43,726,000	1,348,772	43,685,136	1,389,636
MQY	26,531,187	2,287,662	27,108,664	1,710,185	26,544,947	2,273,902
MQT	19,215,414	2,524,907	19,701,864	2,038,458	19,113,046	2,627,276

			Frank J. Fabozzi (a)		W. Carl Kester (a)
			Votes For	Votes Withheld	Votes For	Votes Withheld
MYD			2,514	0	2,514	0
MQY			1,766	0	1,766	0
MQT			1,165	0	1,165	0

(a)	Voted on by holders of preferred shares only.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2019

	Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MYD*	$0.334560	$—	$—	$0.007440	$0.342000	98%	0%	0%	2%	100%

*

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except as described below, during the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective July 31, 2019, each of MQY and MQT may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to each such Fund’s other investment policies. The adoption of the new policy will have no effect on each such Fund’s existing investment policy to invest at least 80% of its assets in investment grade municipal bonds. In connection with the adoption of the new policy, MQY’s and MQT’s investments in municipal bonds will no longer be limited to the three highest quality rating categories.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Form N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	61

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

OTC	Over-the-Counter

PSF	Permanent School Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	63

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This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-10/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Fund, Inc.

Date:	January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Fund, Inc.

Date:	January 3, 2020

3